Exhibit 10.1

INCREMENTAL TERM LOAN LENDER JOINDER AGREEMENT, INCREASE AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS INCREMENTAL TERM LOAN LENDER JOINDER AGREEMENT, INCREASE AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 7, 2018 (this “Agreement”) is by and among each of the Persons identified as an “Incremental Term A-1 Lender” on the signature pages hereto (each, an “Incremental Term A-1 Lender”), each of the Persons identified as an “Incremental Term A-2 Lender” on the signature pages hereto (each, an “Incremental Term A-2 Lender”), each of the Persons identified as an “Increasing Revolver A Lender” on the signature pages hereto (each, an “Increasing Revolver A Lender”), each of the Persons identified as an “Increasing Revolver B Lender” on the signature pages hereto (each, an “Increasing Revolver B Lender” and together with the Incremental Term A-1 Lenders, the Incremental Term A-2 Lenders, and the Increasing Revolver A Lenders, the “Incremental Lenders”), EnerSys, a Delaware corporation (the “Company”), 1180899 B.C. Ltd., a British Columbia company (the “Merger Sub”), the Guarantors party hereto, and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of August 4, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein;

WHEREAS, the Company, Alpha Innovations Limited, a Cyprus company, Alphatec Limited, a Cyprus company, Radiant Energy Systems Limited, a Cyprus company, and Fortis Advisors LLC, a Delaware limited liability company, entered into that certain Share Purchase Agreement, dated October 29, 2018 (including all schedules, exhibits and amendments thereto, the “Acquisition Agreement”), pursuant to which, inter alia, the Company has designated (a) the Merger Sub to purchase all of the issued and outstanding Equity Interests of Alpha Technologies Ltd., a British Columbia company (“Alpha Technologies Ltd. (Pre-Amalgamation”), (b) EnerSys Capital Inc. to purchase all of the issued and outstanding Equity Interests of Alpha Technologies Services, Inc., a Nevada corporation (“Alpha Technologies Services”; Alpha Technologies Services, together with Alpha Technologies Ltd. (Pre-Amalgamation), collectively, the “Target”), and (c) Optimus Acquisition LLC, a Delaware limited liability company, to purchase certain assets of certain affiliates of the Target (collectively, the “Alpha Acquisition”);

WHEREAS, the Merger Sub and Alpha Technologies Ltd. (Pre-Amalgamation) will amalgamate (the “Amalgamation”) on the date hereof to form Alpha Technologies Ltd., a corporation amalgamated under the laws of the Province of British Columbia (“Alpha Technologies”);

WHEREAS, pursuant to Section 2.18(c) of the Credit Agreement, the Company has requested that each Incremental Term A-1 Lender provide to the Company a portion of an Incremental Term Loan under the Credit Agreement in the amount of $200,000,000 (the “Incremental Term A-1 Loan”);

WHEREAS, each Incremental Term A-1 Lender has agreed to provide a portion of the Incremental Term A-1 Loan on the terms and conditions set forth herein and to become an “Incremental Term Lender” under the Credit Agreement in connection therewith;

WHEREAS, pursuant to Section 2.18(c) of the Credit Agreement, the Company has requested that each Incremental Term A-2 Lender provide to the Canadian Borrower a portion of an Incremental Term Loan under the Credit Agreement in Canadian Dollars the amount of C$133,050,000.00 (the “Incremental Term A-2 Loan”);

WHEREAS, each Incremental Term A-2 Lender has agreed to provide a portion of the Incremental Term A-2 Loan on the terms and conditions set forth herein and to become an “Incremental Term Lender” under the Credit Agreement in connection therewith;

WHEREAS, in accordance with Section 10.01 of the Credit Agreement, the Credit Parties, the Incremental Term A-2 Lenders, and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein to implement the Incremental Term A-2 Loan and to add the Canadian Borrower as a Designated Borrower;

WHEREAS, pursuant to Section 2.18(a) of the Credit Agreement, the Company has requested that the Aggregate Revolving A Commitments be increased to $643,500,000.00 (the “Revolver A Increase”);

WHEREAS, each Increasing Revolver A Lender has agreed to provide a portion of the Revolver A Increase on the terms and conditions set forth herein;

WHEREAS, pursuant to Section 2.18(b) of the Credit Agreement, the Company has requested that the Aggregate Revolving B Commitments be increased to $56,500,000.00 (the “Revolver B Increase”); and

WHEREAS, each Increasing Revolver B Lender has agreed to provide a portion of the Revolver B Increase on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.  In addition, the following terms shall have the meanings set forth below:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Canadian Borrower” means (a) prior to the consummation of the Amalgamation, the Merger Sub, and (b) upon consummation of the Amalgamation and at all times thereafter, Alpha Technologies.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

2.          Incremental Term A-1 Loan.

(a)          Each Incremental Term A-1 Lender severally agrees to make a portion of the Incremental Term A-1 Loan in a single advance to the Company on the date hereof in the amount of such Incremental Term A-1 Lender’s Incremental Term Loan Commitment for the Incremental Term A-1 Loan (each Incremental Term A-1 Lender’s Incremental Term Loan Commitment for the Incremental Term A-1 Loan being such Incremental Term A-1 Lender’s “Incremental Term A-1 Loan Commitment”); provided, that, after giving effect to such advances, the Outstanding Amount of the Incremental Term A-1 Loan shall not exceed the aggregate amount of the Incremental Term A-1 Loan Commitments of the Incremental Term A-1 Lenders.  The Incremental Term A-1 Loan Commitment of each Incremental Term A-1 Lender and the Applicable Percentage of the portion of the Incremental Term A-1 Loan for each Incremental Term A-1 Lender shall be as set forth on Schedule 2.01 attached hereto.  The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.

(b)          The Applicable Rate with respect to the Incremental Term A-1 Loan shall be the following percentages per annum, based upon the Consolidated Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(c) of the Credit Agreement:

Pricing Level	Consolidated Total Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	< 2.00 to 1.00	1.25%	0.25%
2	> 2.00 to 1.00 but < 2.50 to 1.00	1.50%	0.50%
3	> 2.50 to 1.00 but < 3.25 to 1.00	1.75%	0.75%
4	> 3.25 to 1.00	2.00%	1.00%

Any increase or decrease in the Applicable Rate with respect to the Incremental Term A-1 Loan resulting from a change in the Consolidated Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c) of the Credit Agreement; provided, that, if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.  Subject to the proviso in the immediately preceding sentence, the Applicable Rate with respect to the Incremental Term A-1 Loan in effect from the date hereof through the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c) of the Credit Agreement for the fiscal quarter of the Company ending December 31, 2018 (the “December Compliance Certificate”) shall be determined based upon Pricing Level 1.  Notwithstanding anything to the contrary contained in this Section 2(b), the determination of the Applicable Rate with respect to the Incremental Term A-1 Loan for any period shall be subject to the provisions of Section 2.10(b) of the Credit Agreement.

(c)          The Incremental Term Loan Maturity Date for the Incremental Term A-1 Loan shall be September 30, 2022.

(d)          The currency of the Incremental Term A-1 Loan shall be Dollars.

(e)          The Company shall repay to the Incremental Term A-1 Lenders the outstanding principal amount of the Incremental Term A-1 Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments of the Incremental Term A-1 Loan made pursuant to Section 2.05 of the Credit Agreement), unless accelerated sooner pursuant to Section 8.01 of the Credit Agreement:

Payment Dates	Principal Amortization Payment (% of Outstanding Amount of Incremental Term A-1 Loan on the Date Hereof)	Payment Dates	Principal Amortization Payment (% of Outstanding Amount of Incremental Term A-1 Loan on the Date Hereof)
December 31, 2018	1.250%	December 31, 2020	2.500%
March 31, 2019	1.250%	March 31, 2021	2.500%
June 30, 2019	1.250%	June 30, 2021	2.500%
September 30, 2019	1.250%	September 30, 2021	2.500%
December 31, 2019	1.875%	December 31, 2021	2.500%
March 31, 2020	1.875%	March 31, 2022	2.500%
June 30, 2020	1.875%	June 30, 2022	2.500%
September 30, 2020	1.875%	Incremental Term Loan Maturity Date for the Incremental Term A-1 Loan	Outstanding Principal Balance of the Incremental Term A-1 Loan

If any date set for payment is not a Business Day, the payment to be made on such payment date shall be made on the immediately prior Business Day.

(f)          Each Incremental Term A-1 Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become an Incremental Term Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as an Incremental Term Lender thereunder and shall have the obligations of an Incremental Term Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Incremental Term A-1 Lender, (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, (F) it has reviewed the DQ List, and (G) is not a Disqualified Institution; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as an Incremental Term Lender.

(g)          Each of the Administrative Agent, the Company, the Canadian Borrower, and each Guarantor agrees that, as of the date hereof, each Incremental Term A-1 Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be an “Incremental Term Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) have the rights and obligations of an Incremental Term Lender under the Credit Agreement and the other Loan Documents.

(h)          (i) Each Incremental Term A-1 Lender (x) represents and warrants, as of the date hereof, to, and (y) covenants, from the date hereof to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:

(A)          such Incremental Term A-1 Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Incremental Term A-1 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement or any other Loan Document,

(B)          the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Incremental Term A-1 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement and the Credit Agreement,

(C)          (1) such Incremental Term A-1 Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Incremental Term A-1 Lender to enter into, participate in, administer and perform the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement and the Credit Agreement, (3) the entrance into, participation in, administration of and performance of the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement and the Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (4) to the best knowledge of such Incremental Term A-1 Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Incremental Term A-1 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement and the Credit Agreement, or

(D)          such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Incremental Term A-1 Lender.

(ii)          In addition, unless either (A) clause (h)(i)(A) above is true with respect to an Incremental Term A-1 Lender, or (B) such Incremental Term A-1 Lender has provided another representation, warranty and covenant in accordance with clause (h)(i)(D) above, such Incremental Term A-1 Lender further (x) represents and warrants, as of the date hereof, to, and (y) covenants, from the date hereof to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Incremental Term A-1 Lender involved in such Incremental Term A-1 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-1 Loan, the Incremental Term A-1 Loan Commitments, this Agreement and the Credit Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under the Credit Agreement, any other Loan Document or any documents related hereto or thereto).

3.          Incremental Term A-2 Loan.

(a)          Each Incremental Term A-2 Lender severally agrees to make a portion of the Incremental Term A-2 Loan in a single advance to the Merger Sub on the date hereof in the amount of such Incremental Term A-2 Lender’s Incremental Term Loan Commitment for the Incremental Term A-2 Loan (each Incremental Term A-2 Lender’s Incremental Term Loan Commitment for the Incremental Term A-2 Loan being such Incremental Term A-2 Lender’s “Incremental Term A-2 Loan Commitment”); provided, that, after giving effect to such advances, the Outstanding Amount of the Incremental Term A-2 Loan shall not exceed the aggregate amount of the Incremental Term A-2 Loan Commitments of the Incremental Term A-2 Lenders.  The Incremental Term A-2 Loan Commitment of each Incremental Term A-2 Lender and the Applicable Percentage of the portion of the Incremental Term A-2 Loan for each Incremental Term A-2 Lender shall be as set forth on Schedule 2.01 attached hereto.  The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.

(b)          The Applicable Rate with respect to the Incremental Term A-2 Loan shall be the following percentages per annum, based upon the Consolidated Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(c) of the Credit Agreement:

Pricing Level	Consolidated Total Net Leverage Ratio	Eurocurrency Rate Loans	Canadian Prime Rate Loans
1	< 2.00 to 1.00	1.25%	0.25%
2	> 2.00 to 1.00 but < 2.50 to 1.00	1.50%	0.50%
3	> 2.50 to 1.00 but < 3.25 to 1.00	1.75%	0.75%
4	> 3.25 to 1.00	2.00%	1.00%

Any increase or decrease in the Applicable Rate with respect to the Incremental Term A-2 Loan resulting from a change in the Consolidated Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c) of the Credit Agreement; provided, that, if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.  Subject to the proviso in the immediately preceding sentence, the Applicable Rate with respect to the Incremental Term A-2 Loan in effect from the date hereof through the first Business Day immediately following the date the December Compliance Certificate is delivered pursuant to Section 6.01(c) of the Credit Agreement shall be determined based upon Pricing Level 1.  Notwithstanding anything to the contrary contained in this Section 3(b), the determination of the Applicable Rate with respect to the Incremental Term A-2 Loan for any period shall be subject to the provisions of Section 2.10(b) of the Credit Agreement.

(c)          The Incremental Term Loan Maturity Date for the Incremental Term A-2 Loan shall be September 30, 2022.

(d)          The currency of the Incremental Term A-2 Loan shall be Canadian Dollars.

(e)          The Canadian Borrower shall repay to the Incremental Term A-2 Lenders the outstanding principal amount of the Incremental Term A-2 Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments of the Incremental Term A-2 Loan made pursuant to Section 2.05 of the Credit Agreement), unless accelerated sooner pursuant to Section 8.01 of the Credit Agreement:

Payment Dates	Principal Amortization Payment (% of Outstanding Amount of Incremental Term A-2 Loan on the Date Hereof)	Payment Dates	Principal Amortization Payment (% of Outstanding Amount of Incremental Term A-2 Loan on the Date Hereof)
December 31, 2018	1.250%	December 31, 2020	2.500%
March 31, 2019	1.250%	March 31, 2021	2.500%
June 30, 2019	1.250%	June 30, 2021	2.500%
September 30, 2019	1.250%	September 30, 2021	2.500%
December 31, 2019	1.875%	December 31, 2021	2.500%
March 31, 2020	1.875%	March 31, 2022	2.500%
June 30, 2020	1.875%	June 30, 2022	2.500%
September 30, 2020	1.875%	Incremental Term Loan Maturity Date for the Incremental Term A-2 Loan	Outstanding Principal Balance of the Incremental Term A-2 Loan

If any date set for payment is not a Business Day, the payment to be made on such payment date shall be made on the immediately prior Business Day.

(f)          Each Incremental Term A-2 Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become an Incremental Term Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as an Incremental Term Lender thereunder and shall have the obligations of an Incremental Term Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Incremental Term A-2 Lender, (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, (F) it has reviewed the DQ List, and (G) is not a Disqualified Institution; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as an Incremental Term A-2 Lender.

(g)          Each of the Administrative Agent and the Incremental Term A-2 Lenders hereby agrees that upon funding of the Incremental Term A-2 Loan to the Canadian Borrower, the requirements set forth in Section 2.16 of the Credit Agreement with respect to the designation of the Canadian Borrower as a “Borrower” under the Credit Agreement shall be deemed satisfied.  Each of the Administrative Agent and the Incremental Term A-2 Lenders hereby further agrees that upon consummation of the Amalgamation and at all times thereafter, Alpha Technologies shall be successor to the Merger Sub as the “Canadian Borrower” under the Credit Agreement.

(h)          Each of the Administrative Agent, the Company, the Canadian Borrower, and each Guarantor agrees that, as of the date hereof, each Incremental Term A-2 Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be an “Incremental Term Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) have the rights and obligations of an Incremental Term Lender under the Credit Agreement and the other Loan Documents.

(i)          (i) Each Incremental Term A-2 Lender (x) represents and warrants, as of the date hereof, to, and (y) covenants, from the date hereof to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that at least one of the following is and will be true:

(A)          such Incremental Term A-2 Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Incremental Term A-2 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement or any other Loan Document,

(B)          the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Incremental Term A-2 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement and the Credit Agreement,

(C)          (1) such Incremental Term A-2 Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Incremental Term A-2 Lender to enter into, participate in, administer and perform the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement and the Credit Agreement, (3) the entrance into, participation in, administration of and performance of the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement and the Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (4) to the best knowledge of such Incremental Term A-2 Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Incremental Term A-2 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement and the Credit Agreement, or

(D)          such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Incremental Term A-2 Lender.

(ii)          In addition, unless either (A) clause (h)(i)(A) above is true with respect to an Incremental Term A-2 Lender, or (B) such Incremental Term A-2 Lender has provided another representation, warranty and covenant in accordance with clause (h)(i)(D) above, such Incremental Term A-2 Lender further (x) represents and warrants, as of the date hereof, to, and (y) covenants, from the date hereof to the date such Person ceases being a Lender party to the Credit Agreement, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Incremental Term A-2 Lender involved in such Incremental Term A-2 Lender’s entrance into, participation in, administration of and performance of the Incremental Term A-2 Loan, the Incremental Term A-2 Loan Commitments, this Agreement and the Credit Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under the Credit Agreement, any other Loan Document or any documents related hereto or thereto).

4.          Amendments to Credit Agreement.

(a)          The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated to read as follows:

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates, including Bank of America acting through its Canada branch for the Incremental Term A-2 Loan) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Applicable Time” means (a) with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment, and (b) with respect to any borrowings and payments in Canadian Dollars, the local time in the place of settlement for Canadian Dollars as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a)          if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b)          if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

(c)          if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency;

(d)          if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency; and

(e)          if such day relates to any fundings, disbursements, settlements and payments in Canadian Dollars in respect of a Loan denominated in Canadian Dollars, or any other dealings in Canadian Dollars to be carried out pursuant to this Agreement in respect of any such Loan, means any such day on which banks are open for foreign exchange business in Toronto, Ontario.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that (A) with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws, and (B) with respect to a Canadian Prime Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws; and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency, and (c) with respect to any amount denominated in Canadian Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time for the purchase of Dollars with Canadian Dollars.

“Eurocurrency Base Rate” means:

(a)          for any Interest Period with respect to a Eurocurrency Rate Loan:

(i)          in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or, if not available, a comparable or successor rate, which rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(ii)          in the case of a Eurocurrency Rate Loan denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “CDOR Rate”) at or about 10:00a.m. (Toronto, Ontario time) on the first day of such Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period;

(iii)          in the case of a Eurocurrency Rate Loan denominated in any other Non-LIBOR Quoted Currency (other than Canadian Dollars), the rate designated and disclosed to the Company in writing with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.06; and

(b)          for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits for a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice and disclosed to the Company prior to such application; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent and disclosed to the Company prior to such application; provided, further, the Eurocurrency Base Rate shall in no event be less than zero at any time.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the “Eurocurrency Rate”.  Eurocurrency Rate Loans may be denominated in Dollars, Canadian Dollars (to the extent such Eurocurrency Rate Loan is a portion of the Incremental Term A-2 Loan) or in an Alternative Currency.  All Loans denominated in Alternative Currencies must be Eurocurrency Rate Loans.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan) or any Canadian Prime Rate Loan, the last Business Day of each March, June, September and December, and the Maturity Date.

“Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to another Type, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by an Authorized Officer of the applicable Borrower.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market, and (c) with respect to any amount denominated in Canadian Dollars, the rate of interest per annum at which overnight deposits in Canadian Dollars, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable interbank market for Canadian Dollars to major banks in such interbank market.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be reasonably determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency, and (c) with respect to disbursements and payments in Canadian Dollars, same day or other funds as may be reasonably determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Canadian Dollars.

“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Canadian Prime Rate Loan or a Eurocurrency Rate Loan.

(b)          Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Canadian AML Acts” means applicable Canadian law regarding anti-money laundering, anti-terrorist financing, government sanction and “know your client” matters, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).

“Canadian Borrower” has the meaning specified in the Incremental Term Loan and Increase Agreement.

“Canadian Defined Benefit Pension Plan” means a Foreign Pension Plan that contains or has ever contained a “defined benefit provision” as such term is defined in Section 147.1(1) of the Income Tax Act (Canada).

“Canadian Dollar” or “C$” means the lawful currency of Canada.

“Canadian Prime Rate” means, for any day, a fluctuating rate of interest per annum equal to the greater of (a) the per annum rate of interest quoted or established as the “prime rate” of the Administrative Agent which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers; and (b) the average CDOR Rate for a 30-day term plus ½ of 1% per annum, adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to any Borrower or any other Person.  Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the prime rate shall take effect at the opening of business on the day specified in the public announcement of such change.  Notwithstanding anything to the contrary contained herein, if the Canadian Prime Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Canadian Prime Rate Loan” means any portion of the Incremental Term A-2 Loan that bears interest based on the Canadian Prime Rate.  All Canadian Prime Rate Loans shall only be available to the Canadian Borrower and shall be denominated in Canadian Dollars.

“CDOR Rate” has the meaning specified in the definition of “Eurocurrency Base Rate”.

“Incremental Term A-2 Loan” means the Incremental Term Loan identified as the “Incremental Term A-2 Loan” and established pursuant to Section 2.18(c) and the Incremental Term Loan and Increase Agreement.

“Incremental Term Loan and Increase Agreement” means that certain Incremental Term Loan Lender Joinder Agreement, Increase Agreement and First Amendment to Credit Agreement, dated as of December 7, 2018 by and among the Lenders party thereto, the Credit Parties party thereto, and the Administrative Agent.

(c)          The last sentence of Section 2.01(d) of the Credit Agreement is hereby amended to read as follows:

Each Incremental Term Loan may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein; provided, that, the Incremental Term A-2 Loan may be comprised of Canadian Prime Rate Loans and/or Eurocurrency Rate Loans in Canadian Dollars, but not Base Rate Loans.

(d)          Section 2.02(a) of the Credit Agreement shall be amended to read as follows:

(a)          Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice.  Each such notice must be received by the Administrative Agent not later than (i) 11:00 a.m. on the requested date of any Borrowings of Base Rate Loans or Canadian Prime Rate Loans, (ii) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars, of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans or of any conversion of Eurocurrency Rate Loans denominated in Canadian Dollars to Canadian Prime Rate Loans, and (iii) 11:00 a.m. four Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in any Alternative Currency or Canadian Dollars (or five Business Days in the case of a Special Notice Currency); provided, however, that if such Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one week or one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than (i) 1:00 p.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) 11:00 a.m. five Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in any Alternative Currency or Canadian Dollars, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them.  In the case of a request pursuant to the proviso in the preceding sentence, not later than (i) 1:00 p.m. three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in any Alternative Currency or Canadian Dollars, the Administrative Agent shall notify such Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the applicable Lenders.  Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 (or C$5,000,000, in the case of any Eurocurrency Rate Loans denominated in Canadian Dollars) or a whole multiple of $1,000,000 in excess thereof (or C$1,000,000, in the case of any Eurocurrency Rate Loans denominated in Canadian Dollars).  Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Borrowing of or conversion to Canadian Prime Rate Loans shall be in a principal amount of C$500,000 or a whole multiple of C$100,000 in excess thereof.   Each Loan Notice shall specify (i) whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) the currency of the Loans to be borrowed and (vii) whether the Loans to be borrowed are Revolving A Loans, Revolving B Loans or an Incremental Term Loan.  If the applicable Borrower fails to specify a Type of Loan in a Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans (or, in the case of the Incremental Term A-2 Loan, Canadian Prime Rate Loans); provided, however, that in the case of a failure to timely request a continuation of Eurocurrency Rate Loans denominated in an Alternative Currency or Canadian Dollars, such Loans shall be continued as Eurocurrency Rate Loans in such Alternative Currency or Canadian Dollars, as applicable, with an Interest Period of one month.  Any automatic conversion to Base Rate Loans or Canadian Prime Rate Loans, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Loan may be converted into or continued as a Loan denominated in a different currency.

(e)          Section 2.02(b) of the Credit Agreement shall be amended to read as follows:

(b)          Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount (and currency) of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each applicable Lender of the details of any automatic conversion to Base Rate Loans or Canadian Prime Rate Loans, as applicable, or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency or Canadian Dollars, as applicable, in each case as described in the preceding subsection.  In the case of a Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than (i) 1:00 p.m., in the case of any Loan denominated in Dollars, (ii) 1:00 p.m., in the case of any Canadian Prime Rate Loans, or (iii) the Applicable Time specified by the Administrative Agent in the case of any Eurocurrency Rate Loan denominated in an Alternative Currency or in Canadian Dollars, in each case on the Business Day specified in the applicable Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower; provided, however, that if, on the date of a Borrowing of Revolving A Loans, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to such Borrower as provided above.  Each Lender, at its option, may make any Eurocurrency Rate Loans by causing any domestic or, if such Loan is denominated in an Alternative Currency or Canadian Dollars, foreign branch or Affiliate of such Lender to make such Eurocurrency Rate Loan (and in the case of an Affiliate, the provisions of Sections 3.01, 3.02, 3.03, 3.04 and 3.05 shall apply to such Affiliate to the same extent as they apply to such Lender).

(f)          Section 2.02(d) of the Credit Agreement shall be amended to read as follows:

(d)          The Administrative Agent shall promptly notify the applicable Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans or Canadian Prime Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate or Canadian Prime Rate, as applicable, promptly following the public announcement of such change.

(g)          The first sentence of Section 2.05(a)(i) of the Credit Agreement is hereby amended to read as follows:

Any Borrower may, upon notice from such Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans or Term Loans in whole or in part without premium or penalty; provided, in each case, that (v) such notice must be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than (A) 1:00 p.m. three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) 11:00 a.m. four Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies or Canadian Dollars, (C) 11:00 a.m. on the date of prepayment of Base Rate Loans, and (D) 11:00 a.m. on the date of prepayment of Canadian Prime Rate Loans; (w) any prepayment of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 (or C$5,000,000, in the case of Eurocurrency Rate Loans denominated in Canadian Dollars) or a whole multiple of $1,000,000 in excess thereof (or C$1,000,000, in the case of Eurocurrency Rate Loans denominated in Canadian Dollars) or, if less, the entire principal amount thereof then outstanding; (x) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding; (y) any prepayment of Canadian Prime Rate Loans shall be in a principal amount of C$500,000 or a whole multiple of C$100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding; and (z) any prepayment of the Term Loans shall be applied ratably to the Term Loans to the remaining principal amortization payments thereof as directed by such Borrower.

(h)          The reference to “first to Base Rate Loans and then to Eurocurrency Rate Loans” in Section 2.05(b)(iv) of the Credit Agreement is amended to read “first ratably to Base Rate Loans and Canadian Prime Rate Loans and then to Eurocurrency Rate Loans”.

(i)          Section 2.08(a) of the Credit Agreement is hereby amended as follows:

(a)          Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (iii) each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate; and (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of the Base Rate plus the Applicable Rate.

(j)          Section 2.08 of the Credit Agreement is hereby amended to add a new clause (d) immediately following clause (c) to read as follows:

(d)          For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.  Each Credit Party hereby irrevocably agrees not to plead or assert, whether by way of defense or otherwise, in any proceeding relating to this Agreement and the other Loan Documents, that the interest payable under this Agreement and the calculation thereof has not been adequately disclosed to it, whether pursuant to section 4 of the Interest Act (Canada) or any other applicable law or legal principle.

(k)          The first sentence of Section 2.10(a) of the Credit Agreement is hereby amended to read as follows:

All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate) and Loans denominated in Canadian Dollars shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.

(l)          Each reference to “Dollars” in Section 2.12(a) of the Credit Agreement is hereby amended to read “Dollars or Canadian Dollars, as applicable”.

(m)          Each of the first two references to “Base Rate Loans” in Section 2.12(b)(i) of the Credit Agreement is hereby amended to read “Base Rate Loans or Canadian Prime Rate Loans”.

(n)          Section 2.12(b)(i)(B) of the Credit Agreement is hereby amended to read as follows:

(B) in the case of a payment to be made by such Borrower, the interest rate applicable to (x) Base Rate Loans, in the case of Loans denominated in Dollars, (y) Canadian Prime Rate Loans, in the case of Loans denominated in Canadian Dollars, or (z) in the case of Loans denominated in Alternative Currencies, in accordance with such market practice, in each case, as applicable.

(o)          The first paragraph of Section 3.02 of the Credit Agreement is hereby amended to read as follows:

If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Base Rate (whether denominated in Dollars, Canadian Dollars or Alternative Currencies) or the CDOR Rate, or to determine or charge interest rates based upon the Eurocurrency Base Rate or the CDOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars, Canadian Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Loans to Eurocurrency Rate Loans or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the Eurocurrency Base Rate, to make Base Rate Loans as to which the interest rate is determined with reference to the Eurocurrency Base Rate, in each case, shall be suspended, or (ii) any obligation of such Lender, in the case of Eurocurrency Rate Loans in Canadian Dollars, to convert Canadian Prime Rate Loans to Eurocurrency Rate Loans or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the CDOR Rate, to make Canadian Prime Rate Loans as to which the interest rate is determined with reference to the CDOR Rate, in each case, shall be suspended, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), either prepay such Loans or (A) if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender and Base Rate Loans as to which the interest rate is determined with reference to the Eurocurrency Base Rate to Base Rate Loans as to which the rate of interest is not determined with reference to the Eurocurrency Base Rate or (B) if applicable and such Loans are denominated in Canadian Dollars, convert all such Eurocurrency Rate Loans of such Lender to Canadian Prime Rate Loans, in each case either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or such Base Rate Loans as to which the interest rate is determined with reference to the Eurocurrency Base Rate.  Notwithstanding the foregoing and despite the illegality for such a Lender to make, maintain or fund Eurocurrency Rate Loans or Base Rate Loans as to which the interest rate is determined with reference to the Eurocurrency Base Rate, that Lender shall remain committed to make and maintain Base Rate Loans as to which the rate of interest is not determined with reference to the Eurocurrency Base Rate and shall be entitled to recover interest at such Base Rate.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

(p)          Section 3.03(a) of the Credit Agreement is hereby amended to read as follows:

(a)          If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) deposits (whether in Dollars, Canadian Dollars or an Alternative Currency) are not being offered to banks in the applicable interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (B) adequate and reasonable means do not exist for determining the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars, Canadian Dollars or an Alternative Currency) or the CDOR Rate with respect to a proposed Canadian Prime Rate Loan, or in connection with an existing or proposed Base Rate Loan or Canadian Prime Rate Loan (in each case with respect to clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Base Rate component of the Base Rate, the utilization of the Eurocurrency Base Rate component in determining the Base Rate shall be suspended and (z) in the event of a determination described in the preceding sentence with respect to the CDOR Rate component of the Canadian Prime Rate, the utilization of the CDOR Rate component in determining the Canadian Prime Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice (and during such period, (I) Base Rate Loans shall be made and continued based on the interest rate determined by the greater of clauses (a) and (b) in the definition of Base Rate, and (II) Canadian Prime Rate Loans shall be made and continued based on the interest rate determined by reference to clause (a) in the definition of Canadian Prime Rate).  Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of (or conversion to) Base Rate Loans in Dollars in the amount specified therein or Canadian Prime Rate Loans in Canadian Dollars in the amount specified therein, as applicable.

(q)          Section 3.05(a) of the Credit Agreement is hereby amended to read as follows:

(a)          any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(r)          Section 3.05(b) of the Credit Agreement is hereby amended to read as follows:

(b)          any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on the date or in the amount notified by the applicable Borrower;

(s)          Section 3.05(c) of the Credit Agreement is hereby amended to read as follows:

(c)          any failure by any Borrower to make payment of any Eurocurrency Rate Loan (or interest due thereon) denominated in an Alternative Currency or Canadian Dollars on its scheduled due date or any payment thereof in a different currency; or

(t)          Section 5.11 of the Credit Agreement is hereby amended to add a new clause (d) immediately following clause (c) to read as follows:

(d)          No Credit Party maintains, contributes to, or has any liability or contingent liability with respect to, a Canadian Defined Benefit Pension Plan.

(u)          A new Section 7.14 is hereby added to the Credit Agreement to read as follows:

Section 7.14          Canadian Defined Benefit Pension Plan.  No Credit Party shall maintain, contribute to, or incur any liability or contingent liability in respect of a Canadian Defined Benefit Pension Plan.

(v)          Section 8.01(g) of the Credit Agreement is hereby amended to read as follows:

(g)          the Company or any of its Material Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”) or under any other Debtor Relief Law; or an involuntary case is commenced against the Company or any of its Material Subsidiaries and the petition is not controverted within 20 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code), trustee, receiver or receiver-manager is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Material Subsidiaries; or the Company or any of its Material Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Material Subsidiaries; or the Company or any of its Material Subsidiaries makes a proposal to its creditors or files notice of its intention to do so, institutes any other proceeding under applicable Law seeking to adjudicate it a bankrupt or an insolvent, or seeking liquidation, dissolution, winding-up, reorganization, compromise, arrangement, adjustment, protection, moratorium, relief, stay of proceedings of creditors, composition of it or its debts or any other similar relief; or there is commenced against the Company or any of its Material Subsidiaries any such proceeding which remains undismissed for a period of 90 days; or the Company or any of its Material Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Material Subsidiaries suffers any appointment of any custodian, trustee, receiver or receiver-manager or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or the Company or any of its Material Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company or any of its Material Subsidiaries for the purpose of effecting any of the foregoing.

(w)          Section 10.18 of the Credit Agreement is hereby amended to read as follows:

Section 10.18          USA PATRIOT Act and Canadian AML Acts.  Each Lender that is subject to the Act (as hereinafter defined) or any Canadian AML Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) (the “Act”) and the Canadian AML Acts, it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party, information concerning its direct and indirect holders of Equity Interests and other Persons exercising Control over it, and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Credit Party in accordance with the Act and the Canadian AML Acts.  Each Borrower shall (and the Company shall cause each Credit Party to), promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti money laundering rules and regulations, including the Act and the Canadian AML Acts.

5.          Revolver A Increase; Revolver B Increase.

(a)          The Increasing Revolver A Lenders hereby agree that from and after the date hereof, the Increasing Revolver A Lenders shall have Revolving A Commitments under the Credit Agreement in the respective amounts set forth on Schedule 2.01 attached hereto.  The Company acknowledges and agrees that, upon the effectiveness of this Agreement, the “Aggregate Revolving A Commitments” under the Credit Agreement as of the date hereof equals SIX HUNDRED FORTY THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($643,500,000.00).

(b)          The Increasing Revolver B Lenders hereby agree that from and after the date hereof, the Increasing Revolver B Lenders shall have Revolving B Commitments under the Credit Agreement in the respective amounts set forth on Schedule 2.01 attached hereto.  The Company acknowledges and agrees that, upon the effectiveness of this Agreement, the “Aggregate Revolving B Commitments” under the Credit Agreement as of the date hereof equals FIFTY SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($56,500,000.00).

(c)          In connection with the Revolver A Increase and the Revolver B Increase, the Credit Agreement is hereby amended as follows:

(i)          The definition of “Aggregate Revolving A Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Aggregate Revolving A Commitments” means the aggregate Revolving A Commitments of all the Revolving A Lenders.  The aggregate principal amount of the Aggregate Revolving A Commitments in effect on the 2018 Revolver Increase Effective Date is SIX HUNDRED FORTY THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($643,500,000.00).

(ii)          The definition of “Aggregate Revolving B Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Aggregate Revolving B Commitments” means the aggregate Revolving B Commitments of all the Revolving B Lenders.  The aggregate principal amount of the Aggregate Revolving B Commitments in effect on the 2018 Revolver Increase Effective Date is FIFTY SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($56,500,000.00).

(iii)          The following defined term is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“2018 Revolver Increase Effective Date” means December 7, 2018.

(iv)          The existing Schedule 2.01 to the Credit Agreement shall be deemed amended to include the information set forth on Schedule 2.01 attached hereto.

6.          Notices.  The address of each Incremental Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Incremental Lender to the Administrative Agent.

7.          Conditions Precedent to Effectiveness.  This Agreement shall be effective on the date hereof upon the satisfaction of all of the conditions set forth below:

(a)          the Administrative Agent shall have received copies of this Agreement duly executed by the Company, the Merger Sub, the Guarantors and the Incremental Lenders;

(b)          the conditions to increasing the Aggregate Revolving A Commitments set forth in Section 2.18(a)(v) of the Credit Agreement shall have been satisfied;

(c)          the conditions to increasing the Aggregate Revolving B Commitments set forth in Section 2.18(b)(v) of the Credit Agreement shall have been satisfied;

(d)          the conditions to the making of the Incremental Term A-1 Loan and the Incremental Term A-2 Loan set forth in Section 2.18(c)(x) of the Credit Agreement shall have been satisfied;

(e)          the Canadian Borrower shall have been added as a Borrower under the Credit Agreement in accordance with Section 2.16 of the Credit Agreement, solely with respect to the Incremental Term A-2 Loan;

(f)          the Administrative Agent shall have received favorable opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof;

(g)          the Administrative Agent shall have received a certificate from an Authorized Officer of the Company certifying that the Alpha Acquisition shall have been consummated substantially concurrently with the advance of the Incremental Term A-1 Loan and the Incremental Term A-2 Loan in accordance with the Acquisition Agreement;

(h)          the Company shall have delivered to the Administrative Agent a copy of the Acquisition Agreement, certified by an Authorized Officer of the Company to be true and correct as of the date hereof;

(i)          the Company shall have paid all fees and expenses related to the Incremental Term A-1 Loan, the Incremental Term A-2 Loan, the Revolver A Increase and the Revolver B Increase required to be paid on or before the date hereof (to the extent invoiced at least two (2) Business Days (or such lesser time as agreed to by the Company) prior to the date hereof);

(j)          (i) the Credit Parties shall have provided (at least three (3) Business Days before the date hereof) to the Administrative Agent and the Incremental Lenders the documentation and other information requested by the Administrative Agent and the Incremental Lenders in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Canadian AML Acts, to the extent requested in writing at least ten (10) days prior to the date hereof and (ii) at least 3 days prior to the date hereof, if a Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall deliver, to each Incremental Lender that shall have made such request in writing at least 10 days prior to the date hereof, a Beneficial Ownership Certification in relation to such Borrower;

(k)          the Company shall prepay any Revolving A Loans outstanding on the date hereof (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the Revolving A Loans outstanding on the date hereof ratable with any revised Revolving A Commitments after giving effect to this Agreement; and

(l)          the Company shall prepay any Revolving B Loans outstanding on the date hereof (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the Revolving B Loans outstanding on the date hereof ratable with any revised Revolving B Commitments after giving effect to this Agreement.

8.          Waivers.   The Lenders party hereto hereby waive the requirements in Section 2.18 of the Credit Agreement that the Incremental Term A-2 Loan, the Revolver A Increase, and the Revolver B Increase be in integral multiples of $1,000,000 and the Incremental Term A-2 Lenders hereby waive the proviso in Section 2.16(a) of the Credit Agreement prohibiting the submission of a Loan Notice by the Merger Sub until the date five (5) Business Days after the date hereof.  The waivers set forth in this Section 8 are one-time waivers and shall not establish a custom or course of dealing or conduct between the Administrative Agent, any Lender, or any Credit Party.

9.          Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement is a Loan Document.

10.        GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

11.          Alpha Acquisition and Amalgamation.  The Company’s designated affiliates, the Merger Sub and EnerSys Capital Inc., undertake to consummate the Alpha Acquisition and the Amalgamation, as applicable, on the date hereof.  It is the intention of the parties that, upon consummation of the Amalgamation, all of the rights, obligations, duties and liabilities of the Merger Sub as the Canadian Borrower under this Agreement, the Credit Agreement and the other Loan Documents shall automatically become rights, obligations, duties and liabilities of Alpha Technologies as the Canadian Borrower under this Agreement, the Credit Agreement and the other Loan Documents as a matter of law.  All references to the “Canadian Borrower” herein and in any other Loan Document shall, upon and after the Amalgamation, be references to Alpha Technologies.  After consummating the Amalgamation, the Canadian Borrower agrees to deliver promptly, and in any event, within five (5) Business Days of the date hereof (or such later date as may be agreed by the Administrative Agent in its sole discretion), an acknowledgment and confirmation and such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its reasonable discretion.  The failure to comply with this Section 11 shall result in an Event of Default.

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first written above.

INCREMENTAL LENDERS:	BANK OF AMERICA, N.A.,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, an Increasing Revolver A Lender, and an Increasing Revolver B Lender

By: /s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Director

[Signature Page to Incremental Agreement]

BANK OF AMERICA, N.A., CANADA BRANCH,
as an Incremental Term A-2 Lender

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Incremental Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Susan Youngs
Name: Susan Youngs
Title: Senior Vice President

[Signature Page to Incremental Agreement]

TD BANK, N.A.,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Incremental Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as an Incremental Term A-1 Lender and an Increasing Revolver A Lender

By: /s/ John M. DiNapoli
Name: John M. DiNapoli
Title: Senior Vice President

[Signature Page to Incremental Agreement]

PNC BANK CANADA BRANCH,
as an Incremental Term A-2 Lender

By: /s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President PNC Bank Canada Branch

[Signature Page to Incremental Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Incremental Term A-1 Lender, and an Increasing Revolver A Lender

By: /s/Anthony Galea
Name: Anthony Galea
Title: Executive Director

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as an Incremental Term A-2 Lender

By: /s/ Michael Tam
Name: Michael Tam
Title: Authorized Officer

[Signature Page to Incremental Agreement]

BRANCH BANKING AND TRUST COMPANY,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ J. Carlos Navarrete
Name: J. Carlos Navarrete
Title: Vice President

[Signature Page to Incremental Agreement]

CITIZENS BANK OF PENNSYLVANIA,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Pamela Hansen
Name: Pamela Hansen
Title: Senior Vice President

[Signature Page to Incremental Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Emily Barker
Name: Emily Barker
Title: Vice President (22403)

[Signature Page to Incremental Agreement]

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Incremental Agreement]

SANTANDER BANK, N.A.,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Larry Bardo
Name: Larry Bardo
Title: Vice President

[Signature Page to Incremental Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

[Signature Page to Incremental Agreement]

FIFTH THIRD BANK,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

[Signature Page to Incremental Agreement]

THE HUNTINGTON NATIONAL BANK,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver A Lender

By: /s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

[Signature Page to Incremental Agreement]

DZ BANK AG,
as an Incremental Term A-1 Lender and an Increasing Revolver A Lender

By: /s/ Oliver Hildenbrand
Name: Oliver Hildenbrand
Title: Deputy General Manager

By: /s/ Heiko Voss
Name: Heiko Voss
Title: Assistant Vice President

[Signature Page to Incremental Agreement]

FULTON BANK, N.A.,
as an Incremental Term A-1 Lender and an Increasing Revolver B Lender

By: /s/ Bruce G. Smith
Name: Bruce G. Smith
Title: Senior Vice President

[Signature Page to Incremental Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as an Incremental Term A-1 Lender, an Incremental Term A-2 Lender, and an Increasing Revolver B Lender

By: /s/ Iqbal Singh
Name: Iqbal Singh
Title: Assistant Vice President

[Signature Page to Incremental Agreement]

SVENSKA HANDELSBANKEN AB (publ), New York Branch,
as an Increasing Revolver A Lender

By: /s/ Steve Cox
Name: Steve Cox
Title: Senior Vice President

By: /s/ Mark Emmett
Name: Mark Emmett
Title: Vice President

[Signature Page to Incremental Agreement]

COMPANY:	ENERSYS,
a Delaware corporation

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Executive Vice President and Chief Financial Officer

CANADIAN BORROWER:	1180899 B.C. LTD.,
a British Columbia company

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: President and Director

GUARANTORS:	ENERSYS ADVANCED SYSTEMS INC.,
a Delaware corporation

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Vice President

ENERSYS CAPITAL INC.,
a Delaware corporation

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Executive Vice President and Chief Operating Officer

ENERSYS DELAWARE INC.,
a Delaware corporation

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Executive Vice President and Chief Financial Officer

ENERSYS ENERGY PRODUCTS INC.,
a Delaware corporation

By: /s/ Michael J. Schmidtlein
Name: Michael J. Schmidtlein
Title: Vice President

[Signature Page to Incremental Agreement]

PURCELL SYSTEMS, INC.,
a Delaware corporation

By: /s/ Todd M. Sechrist
Name: Todd M. Sechrist
Title: President

ESFINCO, INC.,
a Delaware corporation

By: /s/ Todd M. Sechrist
Name: Todd M. Sechrist
Title: Vice President

ESRMCO, INC.,
a Delaware corporation

By: /s/ Todd M. Sechrist
Name: Todd M. Sechrist
Title: Vice President

HAWKER POWERSOURCE, INC.,
a Delaware corporation

By: /s/ Todd M. Sechrist
Name: Todd M. Sechrist
Title: Vice President

[Signature Page to Incremental Agreement]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Incremental Agreement]

Schedule 2.01

On file with the Administrative Agent.